BUSINESS.32227373.2 Execution Version SECOND AMENDMENT AGREEMENT dated as of November 8, 2024 (this “Amendment”) to the Credit Agreement dated as of January 12, 2023 (as amended by the Amendment Agreement, dated as of June 22, 2023, and as otherwise amended, restated, amended and restated, supplemented and otherwise modified, from time to time, the “Existing Credit Agreement”; the Existing Credit Agreement as amended by this Amendment, the “Credit Agreement”) among HLEND Holdings C, L.P., as borrower (the “Borrower”); HPS Corporate Lending Fund, as equity holder (“Equity Holder”); the Lenders party thereto (the “Lenders”); U.S. Bank Trust Company, National Association, as Administrative Agent (the “Administrative Agent”) and U.S. Collateral Agent (the “U.S. Collateral Agent”); U.S. Bank National Association, as U.S. Custodian (the “U.S. Custodian”) and Document Custodian (the “Document Custodian”); and Blackstone Asset Based Finance Advisors LP (“Blackstone Representative” and together with all the aforementioned parties, the “Credit Agreement Parties”). The Borrower and the Collateral Manager have requested certain modifications to the terms of the Credit Agreement, and the Credit Agreement Parties hereby consent to the foregoing and the terms hereof, all on and subject to the terms and conditions set forth herein. Accordingly, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows: 1. Definitions. Capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement. In addition, as used herein: “Second Amendment Effective Date” means the date (if any) on which the Blackstone Representative and the Borrower shall have confirmed to the Collateral Manager, the Administrative Agent and the U.S. Collateral Agent in writing that the Second Amendment Conditions have been satisfied. “Second Amendment Conditions” means conditions satisfied if and only if: (a) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower, the Equity Holder, Collateral Manager, Limited Guarantor, the Blackstone Representative, the Administrative Agent, the Collateral Agents, the U.S. Custodian, the Document Custodian, and each Lender; (b) no Default or Event of Default shall have occurred and be continuing on the Second Amendment Effective Date or shall result from the proposed amendments hereunder; (c) the representations and warranties contained in this Amendment and the other Loan Documents shall be true and correct in all material respects (other than any representation or warranty already qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) on and as of the Second Amendment Effective Date as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date);

2 BUSINESS.32227373.2 (d) KBRA shall have received prior written notice of this Amendment and provided (i) a ratings confirmation that the credit rating for the Loans is at least “A (sf)” to the Administrative Agent and (ii) the related Private Rating Rationale Report; (e) the Borrower shall have paid all reasonable fees and expenses pursuant to Section 12.3(a) of the Credit Agreement in connection with the preparation and execution of this Amendment and the transactions contemplated hereby (including, without limitation, reasonable fees and disbursements of counsel), including any related post- closing legal services between June 22, 2023 and the Second Amendment Effective Date; (f) all legal matters incident to this Amendment and the other Loan Documents shall be reasonably satisfactory to the Borrower, the Agents, the Lenders and their respective counsel; and (g) the Agents and the Lenders shall have received such other instruments, certificates and documents from the Borrower as the Agents or any Lender shall have reasonably requested and provided that sufficient notice of such request has been given to the Borrower (and within herein imposing or implying any duty on the part of any Agent to make any such request). 2. Amendments to Existing Credit Agreement. Each of the parties hereto hereby agrees that, effective on the Second Amendment Effective Date: (a) Section 1.1 of the Existing Credit Agreement is hereby amended by amending and restating the following definitions in their entirety, respectively by deleting the stricken text (indicated textually in the same manner as the following example: stricken text) and adding the double-underlined text (indicated textually in the same manner as the following example: double-underlined text): “Applicable Margin” means, for any day: (a) in respect of any Loan that is not a Base Rate Loan on such day, (i) for any day prior to the Second Amendment Effective Date, 2.95% per annum, and (ii) for any day on and after the Second Amendment Effective Date, 2.30% per annum; and (b) in respect of any Loan that is a Base Rate Loan on such day, (i) for any day prior to the Second Amendment Effective Date, 1.95% per annum, and (ii) for any day on and after the Second Amendment Effective Date, 1.30% per annum; provided that the Applicable Margin for any day will be 2.00 percentage points greater than the percentage set forth in clause (a) or (b) above, as applicable, on such day if such day is on or after the Anticipated Repayment Date.

3 BUSINESS.32227373.2 “Make-Whole Amount” means, with respect to any Voluntary Commitment Reduction pursuant to Section 2.7, an amount equal to the present value at such time, computed by the Blackstone Asset Based Finance Representative on such Commitment Reduction Date using a discount rate equal to the Treasury Rate plus 0.50%, of the amount of interest which would have accrued on the principal balance of the applicable Commitments being reduced from the Commitment Reduction Date through the Anticipated Repayment Date; provided that no Make-Whole Amount shall be due in respect of any Commitment Reduction made after following the date that is two years after the Closing Date July 12, 2025. “Minimum Utilization Fee Rate” means 2.302.95% per annum. (b) Section 1.1 of the Existing Credit Agreement is hereby amended by adding the following new definition in the applicable alphabetical order: “Second Amendment Effective Date” means November 8, 2024. (c) Section 2.7(a) of the Existing Credit Agreement is hereby amended by amending and restating clause (a)(4) thereto in its entirety, by deleting the stricken text (indicated textually in the same manner as the following example: stricken text) and adding the double-underlined text (indicated textually in the same manner as the following example: double-underlined text): (4) In the event of a Voluntary Commitment Reduction (such date, the “Commitment Reduction Date”), the Borrower shall also pay (i) all outstanding Administrative Expenses owing to the Agents and (ii) to the U.S. Collateral Agent, for the ratable account of each of the applicable Lenders, (1) during the period from the Closing Date until the six-month anniversary of the Closing Date, the Make-Whole Amount on the entire amount of the Commitments then being reduced, and (2) at all times thereafter, if, after giving effect to such Voluntary Commitment Reduction, the Total Commitments of the Lenders are less than $487,500,000, the Make-Whole Amount on an amount equal to the lesser of: (x) the amount of such Commitment Reduction; and (y) the excess of $487,500,000 over the amount of the Total Commitments after giving effect to such Voluntary Commitment Reduction; provided that no Make-Whole Amount shall be due if such Commitment Reduction occurs more than two years following the Closing Date after July 12, 2025. 3. Representations, Consent and Reaffirmation. (a) (1) Each of the Borrower and the Equity Holder represent and warrant that (i) no Default or Event of Default has occurred and is continuing on the Second Amendment Effective Date or shall result from the proposed amendments hereunder, and (ii) the representations and warranties contained in this Amendment and the other Loan Documents are true and correct in all material respects (other

4 BUSINESS.32227373.2 than any representation or warranty already qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) on and as of the Second Amendment Effective Date as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date). (2) Limited Guarantor represents and warrants that (i) the representations and warranties contained in the Limited Guaranty are true and correct in all material respects (other than any representation or warranty already qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) on and as of the Second Amendment Effective Date as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date), and (ii) as of the Second Amendment Effective Date, and after giving effect to this Amendment, it is, and will be, solvent, and has and will have assets which, fairly valued, exceed its obligations, liabilities (including contingent liabilities) and debts, and has and will have property and assets sufficient to satisfy and repay its obligations and liabilities. (b) Except for the amendments hereunder, the Credit Agreement and the other Loan Documents remain unchanged and in full force and effect. (c) (1) Each of the Borrower and the Equity Holder (i) agrees that the Credit Agreement, as amended hereby, and each Loan Document to which they are a party, continue to be in full force and effect, (ii) acknowledges that the “Obligations” include any and all Loans made now or in the future by each Lender in respect of its Commitment and all interest and other amounts owing in respect thereof under the Loan Documents, and (iii) as applicable, confirms its grant of a security interest in the Collateral to secure the Obligations, all as provided in the Loan Documents to which they are a party as originally executed (and amended prior to the Second Amendment Effective Date). (2) Limited Guarantor (i) agrees that the Limited Guaranty continues to be in full force and effect, (ii) acknowledges that the “Loans” include any and all Loans made now or in the future by each Lender in respect of its Commitment and that “Obligations” include any and all Loans made now or in the future by each Lender in respect of its Commitment and all interest and other amounts owing in respect thereof under the Loan Documents, and (iii) confirms its limited guaranty, all as provided in the Limited Guaranty as originally executed. (d) On the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Credit Agreement as modified by this Amendment and each reference in any other Loan Document shall mean the Credit Agreement as modified hereby. (e) The Collateral Manager hereby consents to the amendments and the supplements to the Existing Credit Agreement contained herein

5 BUSINESS.32227373.2 4. Miscellaneous. (a) Loan Document. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents. (b) Event of Default. The Borrower hereby acknowledges and agrees that a breach by the Borrower of any term or condition applicable to it hereunder shall constitute an Event of Default. (c) Fees and Expenses. The Borrower agrees to pay all reasonable fees and expenses of King & Spalding LLP and Nixon Peabody LLP, counsel to the Administrative Agent, U.S. Collateral Agent, U.S. Custodian and Document Custodian incurred in connection with the preparation and execution of this Amendment and the transactions contemplated hereby. (d) Governing Law. Sections 12.7 (Governing Law; Submission to Jurisdiction), 12.9 (Counterparts; Integration; Effectiveness) and 12.10 (Waiver of Jury Trial) of the Credit Agreement are hereby incorporated by reference, mutatis mutandis. (e) The Administrative Agent, U.S. Collateral Agent, U.S. Custodian and Document Custodian. The Lenders, by their signature below, hereby authorize and direct the Administrative Agent, the U.S. Collateral Agent, the Custodian and the Document Custodian to execute and deliver this Amendment. [Remainder of page intentionally blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written. HLEND HOLDINGS C, L.P., as Borrower By: HLEND Holdings C GP, LLC, its general partner By: HPS Corporate Lending Fund, By: /s/ Robert Busch Name: Robert Busch Title: Chief Financial Officer and Principal Accounting Officer HPS CORPORATE LENDING FUND, as Equity Holder By: /s/ Robert Busch Name: Robert Busch Title: Chief Financial Officer and Principal Accounting Officer HPS CORPORATE LENDING FUND, as Collateral Manager By: /s/ Robert Busch Name: Robert Busch Title: Chief Financial Officer and Principal Accounting Officer HPS CORPORATE LENDING FUND, as Limited Guarantor By: /s/ Robert Busch Name: Robert Busch Title: Chief Financial Officer and Principal Accounting Officer [Signature Page to Second Amendment]

[Signature Page to Second Amendment] U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as U.S. Collateral Agent and as Administrative Agent By: /s/ Elaine Mah Name: Elaine Mah Title: Senior Vice President U.S. BANK NATIONAL ASSOCIATION, as Document Custodian By: /s/ Kenneth Brandt Name: Kenneth Brandt Title: Vice President U.S. BANK NATIONAL ASSOCIATION, as U.S. Custodian By: /s/ Elaine Mah Name: Elaine Mah Title: Senior Vice President

[Signature Page to Second Amendment] BLACKSTONE ASSET BASED FINANCE ADVISORS LP, as Blackstone Asset Based Finance Representative By: /s/ Marisa Beeney Name: Marisa Beeney Title: Authorized Signatory

[Signature Page to Second Amendment] Lenders: EMPLOYERS REASSURANCE CORPORATION, as a Lender By: Blackstone Asset Based Finance Advisors LP, pursuant to powers of attorney now and hereafter granted to it By: /s/ Marisa Beeney Name: Marisa Beeney Title: Authorized Signatory Address for notices: Blackstone Asset Based Finance Advisors LP 345 Park Avenue New York, New York 10154 Email: abf-pm@blackstone.com; abf-fundfinance@blackstone.com SHELTER MUTUAL INSURANCE COMPANY, as a Lender By: Blackstone Asset Based Finance Advisors LP, pursuant to powers of attorney now and hereafter granted to it By: /s/ Marisa Beeney Name: Marisa Beeney Title: Authorized Signatory Address for notices: Blackstone Asset Based Finance Advisors LP 345 Park Avenue New York, New York 10154 Email: abf-pm@blackstone.com; abf-fundfinance@blackstone.com

[Signature Page to Second Amendment] SHELTER REINSURANCE COMPANY, as a Lender By: Blackstone Asset Based Finance Advisors LP, pursuant to powers of attorney now and hereafter granted to it By: /s/ Marisa Beeney Name: Marisa Beeney Title: Authorized Signatory Address for notices: Blackstone Asset Based Finance Advisors LP 345 Park Avenue New York, New York 10154 Email: abf-pm@blackstone.com; abf-fundfinance@blackstone.com THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, as a Lender By: Blackstone Asset Based Finance Advisors LP, pursuant to powers of attorney now and hereafter granted to it By: /s/ Marisa Beeney Name: Marisa Beeney Title: Authorized Signatory Address for notices: Blackstone Asset Based Finance Advisors LP 345 Park Avenue New York, New York 10154 Email: abf-pm@blackstone.com; abf-fundfinance@blackstone.com

[Signature Page to Second Amendment] ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA, as a Lender By: Blackstone Asset Based Finance Advisors LP, pursuant to powers of attorney now and hereafter granted to it By: /s/ Marisa Beeney Name: Marisa Beeney Title: Authorized Signatory Address for notices: Blackstone Asset Based Finance Advisors LP 345 Park Avenue New York, New York 10154 Email: abf-pm@blackstone.com; abf-fundfinance@blackstone.com USAA LIFE INSURANCE COMPANY, as a Lender By: Blackstone Asset Based Finance Advisors LP, pursuant to powers of attorney now and hereafter granted to it By: /s/ Marisa Beeney Name: Marisa Beeney Title: Authorized Signatory Address for notices: Blackstone Asset Based Finance Advisors LP 345 Park Avenue New York, New York 10154 Email: abf-pm@blackstone.com; abf-fundfinance@blackstone.com

[Signature Page to Second Amendment] AMERICAN GENERAL LIFE INSURANCE COMPANY, as a Lender By: Blackstone ISG-I Advisors L.L.C., pursuant to powers of attorney now and hereafter granted to it By: Blackstone Asset Based Finance Advisors LP, pursuant to powers of attorney now and hereafter granted to it By: /s/ Marisa Beeney Name: Marisa Beeney Title: Authorized Signatory Address for notices: Blackstone Asset Based Finance Advisors LP 345 Park Avenue New York, New York 10154 Email: abf-pm@blackstone.com; abf-fundfinance@blackstone.com THE VARIABLE ANNUITY LIFE INSURANCE COMPANY, as a Lender By: Blackstone Asset Based Finance Advisors LP, pursuant to powers of attorney now and hereafter granted to it By: /s/ Marisa Beeney Name: Marisa Beeney Title: Authorized Signatory Address for notices: Blackstone Asset Based Finance Advisors LP 345 Park Avenue New York, New York 10154 Email: abf-pm@blackstone.com; abf-fundfinance@blackstone.com

[Signature Page to Second Amendment] THE LINCOLN NATIONAL LIFE INSURANCE COMPANY, as a Lender By: Blackstone Asset Based Finance Advisors LP, pursuant to powers of attorney now and hereafter granted to it By: /s/ Marisa Beeney Name: Marisa Beeney Title: Authorized Signatory Address for notices: Blackstone Asset Based Finance Advisors LP 345 Park Avenue New York, New York 10154 Email: abf-pm@blackstone.com; abf-fundfinance@blackstone.com LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK, as a Lender By: Blackstone Asset Based Finance Advisors LP, pursuant to powers of attorney now and hereafter granted to it By: /s/ Marisa Beeney Name: Marisa Beeney Title: Authorized Signatory Address for notices: Blackstone Asset Based Finance Advisors LP 345 Park Avenue New York, New York 10154 Email: abf-pm@blackstone.com; abf-fundfinance@blackstone.com

[Signature Page to Second Amendment] FIDELITY AND GUARANTY LIFE INSURANCE COMPANY, as a Lender By: Blackstone ISG-I Advisors L.L.C., pursuant to powers of attorney now and hereafter granted to it By: Blackstone Asset Based Finance Advisors LP, pursuant to powers of attorney now and hereafter granted to it By: /s/ Marisa Beeney Name: Marisa Beeney Title: Authorized Signatory Address for notices: Blackstone Asset Based Finance Advisors LP 345 Park Avenue New York, New York 10154 Email: abf-pm@blackstone.com; abf-fundfinance@blackstone.com EVEREST REINSURANCE COMPANY, as a Lender By: Blackstone Asset Based Finance Advisors LP, pursuant to powers of attorney now and hereafter granted to it By: /s/ Marisa Beeney Name: Marisa Beeney Title: Authorized Signatory Address for notices: Blackstone Asset Based Finance Advisors LP 345 Park Avenue New York, New York 10154 Email: abf-pm@blackstone.com; abf-fundfinance@blackstone.com

[Signature Page to Second Amendment] NATIONAL GUARDIAN LIFE INSURANCE COMPANY, as a Lender By: Blackstone Asset Based Finance Advisors LP, pursuant to powers of attorney now and hereafter granted to it By: /s/ Marisa Beeney Name: Marisa Beeney Title: Authorized Signatory Address for notices: Blackstone Asset Based Finance Advisors LP 345 Park Avenue New York, New York 10154 Email: abf-pm@blackstone.com; abf-fundfinance@blackstone.com RESOLUTION RE LTD., as a Lender By: Blackstone ISG-I Advisors L.L.C., pursuant to powers of attorney now and hereafter granted to it By: /s/ Marisa Beeney Name: Marisa Beeney Title: Authorized Signatory Address for notices: Blackstone Asset Based Finance Advisors LP 345 Park Avenue New York, New York 10154 Email: abf-pm@blackstone.com; abf-fundfinance@blackstone.com

[Signature Page to Second Amendment] Acknowledged and Agreed: U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION as LuxCo Collateral Agent By: /s/ Elaine Mah Name: Elaine Mah Title: Senior Vice President